American Beacon Balanced Fund
American Beacon High Yield Bond Fund
American Beacon Retirement Income and Appreciation Fund
American Beacon Intermediate Bond Fund
American Beacon Short-Term Bond Fund

Supplement Dated September 16, 2011 to the
Statement of Additional Information dated March 1, 2011

The information below supplements the Statement of Additional Information dated March 1, 2011, and is in addition to any other supplements.

High Yield Bond Fund

On August 10, 2011, the American Beacon Funds’ Board of Trustees approved the appointment of PENN Capital Management Company, Inc. (“PENN”) as a sub-advisor to the American Beacon High Yield Bond Fund. PENN will begin managing assets of the Fund on September 16, 2011. The information below supplements the Statement of Additional Information to reflect the addition of PENN as a sub-advisor.

 In the “Investment Advisory Agreements” section, the following is added to the first table of this section in alphabetical order:

Sub-Advisor	Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity’s Business
PENN Capital Management Company, Inc.	Richard A. Hocker and Marcia A. Hocker	Majority Owners	Financial Services

In the “Investment Advisory Agreements” section, the following is added to the second table in this section in alphabetical order:

Sub-Advisor	Investment Advisory Fees for 2008	Investment Advisory Fees for 2009	Investment Advisory Fees for 2010
PENN Capital Management Company, Inc.(9)	N/A	N/A	N/A

(9)	PENN Capital Management Company, Inc. became a sub-advisor to the High Yield Bond Fund on September 16, 2011.

In the “Investment Advisory Agreement” section after the table, the following is inserted before the next to last paragraph:

Effective September 16, 2011, PENN Capital Management Company, Inc. became sub-advisor to the High Yield Bond Fund.  The Manager has agreed to pay an annualized advisory fee to PENN Capital Management Company, Inc. according to the following schedule:

0.40% on the first $50 million in assets
0.35% on the next $150 million in assets
0.30% on the next $100 million in assets
0.25% on assets over $300 million

In the “Portfolio Managers” section the following is added to the first paragraph:

The number of accounts and assets shown for PENN Capital Management Company, Inc. is shown as of July 31, 2011.

In the “Portfolio Managers” section the following is added to the table in alphabetical order:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
PENN Capital Management Company, Inc.
Richard A. Hocker	1 ($106M)	1 ($105M)	20 ($661M)	None	None	1 ($145M)
Martin A. Smith	1 ($106M)	1 ($105M)	20 ($661M)	None	None	1 ($145M)

In the “Portfolio Managers” section- “Conflicts of Interest”, the following is added in alphabetical order:

PENN Capital Management Company, Inc. (“PENN”) PENN does not foresee material conflicts as a result of the concurrent management of the Fund and other accounts.  PENN also manages institutional accounts and other mutual funds. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  PENN has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including allocation decisions. Since all PENN accounts are managed to a target portfolio, adequate time and resources are consistently applied to each account in the same investment strategy.

In the “Portfolio Managers” section- “Compensation”, the following is added in alphabetical order:

PENN.  There are three components to an investment professional’s compensation package: salary, performance bonus pool, and direct equity ownership.  Each of PENN’s portfolio managers and analysts participate in the performance bonus pool.

If all of PENN’s investment styles outperform their benchmarks over a 1, 3, & 5 year time period:

• For Portfolio Managers, the performance bonus pool can exceed 100% the aggregate salaries.

• For Research Analysts, the performance bonus pool can exceed 75% of the aggregate salaries.

Any allocation to the bonus pool is linked to the pre-tax investment performance of the BofA Merrill Lynch US High Yield Constrained Index for the most recent 1, 3, and 5 year time periods.  The performance bonus pool is paid out to the portfolio team over a three year period. The deferred portion of the bonus is invested in PENN’s styles, which strengthens the alignment of interest with our clients.

The allocations of the performance bonus pool are based on a scoring system that takes into consideration the following points:

•	Attribution of covered names
•	Database updates (quality and quantity)
•	New ideas
•	Management calls
•	Conference calls
•	Investment style performance
•	Leadership of style
•	Contribution to discussions in meetings and recommendations made by other team members

The weighting of these points will vary depending on the specific responsibilities and seniority of the individual.  The allocations are ultimately determined by PENN’s Executive Committee.

PENN equity is distributed directly to investment professionals that qualify.  PENN’s Executive Committee determines the levels and recipients of PENN equity distribution.  An investment professional can be considered for equity after 3 years employment with PENN.

In the “Portfolio Managers” section- “Ownership of Funds”, the following is added in alphabetical order:

Name of Investment Advisor and Portfolio Manager	High Yield Bond Fund
PENN Capital Management Company, Inc.
Richard A. Hocker	None
Martin A. Smith	None

All Funds

In the “Additional Information About Investment Strategies and Risks” section, the first paragraph of the definition of High Yield Bonds is deleted and replaced with the following:

High Yield Bonds - High yield, non-investment grade bonds (also known as junk bonds) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by a rating organization. For example, Moody’s and Standard & Poor’s rate them Ba or lower and BB and lower, respectively. Please see “Appendix C Ratings Definitions” below for an explanation of the ratings applied to high-yield bonds. High yield bonds are sometimes issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

************************************************************************************************************************************************************

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE